UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices)  (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (203) 299-3500

Date of fiscal year end:  MAY 31

Date of reporting period: JUNE 1, 2015 – MAY 31, 2016
(Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds May 31, 2016 AMG Managers Essex Small/Micro Cap Growth Fund Investor Class: MBRSX

www.amgfunds.com	AR015-0516

AMG Managers Essex Small/Micro Cap Growth Fund
Annual Report—May 31, 2016

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	12

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	13
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	14
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	15
Detail of changes in assets for the past two fiscal years

Financial Highlights	16
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	17
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

TRUSTEES AND OFFICERS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors endured increased volatility for the year ended May 31, 2016, as the year was marked by two significant drawdowns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 1.7% during the prior twelve months. During this period, the U.S. equity market experienced its first correction in four years in August, losing just over 10% of its value in a little more than a week. While those losses were almost entirely recovered by the end of the year, 2016 began on a sharply lower path before recovering yet again. Small-cap investors were less fortunate, with a (6.0)% return for the small cap Russell 2000® Index for the fiscal year. Investors had to process the first rate increase from the U.S. Federal Reserve (+0.25%) in nearly six years, a continued slowing of growth in China and the implications for global economic growth and the impact of commodity prices falling to lows not seen since 2009. During the year, there was significant dispersion in performance across sectors, with utilities and telecommunication services returning 15% and 12%, respectively, while companies within the materials and energy sectors fell (5)% and (10)%, respectively. Meanwhile, international stocks fell during the prior year, returning (11.4)%, as measured by the MSCI All Country World Index ex USA (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were hampered again by the strengthening in the U.S. Dollar that continued into early 2016.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 3.0% for the fiscal year ended May 31, 2016. Interest rates and credit spreads gyrated during 2015 and early 2016, at times putting some pressure on bond prices. Investors’ appetite for risk declined sharply during the second half of 2015 and early 2016, before rebounding significantly as oil prices recovered, reflected in the (0.8)% decline in the Barclays U.S. Corporate High Yield Index.

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended May 31, 2016*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500 Index)	1.72%	11.06%	11.67%

Small Caps	(Russell 2000® Index)	(5.97)%	6.93%	7.86%

International	(MSCI All Country World Index ex USA)	(11.39)%	0.19%	0.12%
Bonds:

Investment Grade	(Barclays U.S. Aggregate Bond Index)	2.99%	2.91%	3.33%

High Yield	(Barclays U.S. Corporate High Yield Index)	(0.81)%	2.95%	5.44%

Tax-exempt	(Barclays Municipal Bond Index)	5.87%	4.03%	5.07%

Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill Index)	0.42%	0.24%	0.22%

  * Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2016	Expense Ratio for the Period	Beginning Account Value 12/01/15	Ending Account Value 05/31/16	Expenses Paid During the Period*
AMG Managers Essex Small/Micro Cap Growth Fund
Investor Class

Based on Actual Fund Return	1.49%	$1,000	$ 895	$7.06

Hypothetical (5% return before expenses)	1.49%	$1,000	$1,018	$7.52

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (unaudited)

FISCAL YEAR END MAY 31, 2016

For the fiscal year ended May 31, 2016, the AMG Managers Essex Small/Micro Cap Growth Fund (the Fund) returned (14.5)%, underperforming its benchmark, the Russell 2000® Growth Index, which returned (9.1)%.

The stock market volatility exhibited in the second half of 2015 continued apace in the opening months of 2016. From a stock perspective, 2016 got off to a historically poor start with the S&P 500 Index losing more than 10% in the first six weeks of the year. Small-cap growth stocks stumbled even further with a nearly 19% decline in the Russell 2000® Growth Index from the start of the year through 2/11/2016. A sharp rally for the latter weeks of the year brought the total return of the S&P 500 Index back to just about even for the year but many stocks, particularly small-cap growth stocks and international stocks, remained in negative territory at the end of the first quarter. This sharp volatility in asset values was caused by a continuation of the economic, political and social pressures that have been building throughout the recent past. Politically, the rhetoric in the presidential race has served to highlight voter frustration with the state of politics in the country and has added to uncertainty about the direction of taxes, spending, regulations and more going forward. Economically, each sign of potential improvement seems offset by another worrisome data point. The U.S. Federal Reserve (the Fed) is on a stated path of monetary tightening that appears out of sync with the wants of the market. China continues to struggle economically, with growth rates the lowest experienced in a very long time exacerbated by worries that policy makers will enact a currency devaluation that could further destabilize the global economy. Japan lowered interest rates to negative territory in an attempt to thwart persistent deflationary trends. In Europe, Great Britain is threatening to leave the European Union, a fate to be decided in a referendum on June 23rd. And of course, terrorism remains a threat with recent attacks in Brussels. Amidst these numerous concerns, there are signs of hope that triggered a rebound in stocks. Importantly, commodity prices have rallied off multi-year lows suggesting a return of either inflation or economic growth — both of which would be welcomed by the markets. Wages in the United States have been rising. In general, the U.S. economy continues to sluggishly expand and we are not expecting a recession in the near term. Indeed, in the middle of the first quarter when stocks were down sharply, the market seemed to be discounting expectations that were far worse than probable.

The past twelve-month period has been particularly frustrating for the Fund, as the period was marked by significant outperformance at the largest end of the benchmark, outsized returns to momentum strategies, and a lack of correlation between positive earnings surprises and subsequent stock performance. The Fund’s investment strategy relies on the discovery of historically unrecognized and under-owned companies and stocks, which was out of step in a market where investors generally shunned misunderstood and unrecognized names and instead crowded into the handful of names with perceived safe and steady growth. However, we have seen the early signs of a change in the marketplace away from momentum and into a focus on valuation and growth, which should benefit our style. In fact, the Fund’s stock selection in the more value-oriented sectors of the benchmark — financials, energy and materials — all added value over the twelve-month period. The Fund struggled in technology, industrials and consumer discretionary as the Fund’s micro-cap names came under pressure as investors focused on the perceived safety of larger-cap names. Health care is the one area of the market where we have been concerned about excessive enthusiasm, particularly in the small development-stage biotech area and, therefore, we are maintaining our relatively conservative posture to this sector despite the underperformance that we experienced at the beginning of this period. However, our strong stock selection and underexposure to development-stage biotech paid off over the entire period as we added significant value in this area. We know from past periods of over exuberance in sector, such as technology in 1999 and energy in 2008, that chasing price performance when it divorces from fundamentals and valuations doesn’t pay in the long run.

Although recent market performance has become more volatile, with concerns about the pace and timing on the inevitable Fed tapering, we see several reasons to believe that investing opportunities remain attractive. First, there are convincing signs of resurgence in U.S. manufacturing activity, with narrowing price differentials with emerging economies and low natural gas prices providing a key competitive advantage for U.S.-based companies. Aside from the industrial sectors, we see other encouraging trends. We have seen the bottom in U.S. housing and it is starting to contribute positively to economic and employment growth. We see continued growth in cloud computing, ecommerce and health care information systems, as technology is used to drive increased productivity across many industries. Finally, consumer confidence has improved and lower energy prices are beneficial to consumer budgets. Moreover, we see ample opportunities for investment in this environment, and expect that our investment process will continue to identify companies with dynamic growth potential.

PORTFOLIO/SECTOR COMMENTARY

Consumer Discretionary: Despite the continued improvement in employment data and the first signs of increasing wages, consumer spending remained lackluster during the twelve-month period and the consumer discretionary sector continued its multi-year pattern of underperformance. We maintained our significantly underweight position versus the benchmark, but still underperformed overall due to our mixed performance on stock selection. Our positioning in discount retailers paid off during the quarter, with strong performance from discount chain Big Lots Inc. and our newest holding in the dollar store category, Five Below Inc. However, this strong performance was offset by weakness in home goods retailer Kirkland’s Inc. and Cherokee Inc. We sold Kirkland’s early in 2016, as we were

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

concerned about increasing competition in their space, but have maintained our position in Cherokee as we believe that they are signing attractive licensing deals for their strong suite of brands. Sales growth is beginning to show the signs of early acceleration, which has yet to be recognized in the price of the stock. We also saw sloppy performance from some of our specialty retail names which was exacerbated by the fact that none of these names are in the Russell 2000® Growth benchmark. Specifically, we saw declines in Big 5 Sporting Goods Corp. and Bebe Stores Inc. as investors reacted to weak comp store sales. While some of the weakness was related to the softness in the overall energy sector and corresponding job losses, we believe that most of the weakness was related to weather and should reverse as the weather improves. We did sell our position in Bebe Stores early in the period due to our concerns about the abrupt change in senior management and the cessation of their dividend. This sale proved to be timely as the stock has subsequently undergone a sharp revaluation downward.

We also saw good performance from exercise equipment manufacturer, Nautilus Inc. as they continue to see strong market share gains from their new products. We saw mixed performance in other industry subgroups that seemed to be disconnected from either the industry outlook or individual company fundamentals. For example, manufactured housing manufacturer Cavco Industries Inc. performed well during the quarter, while conventional homebuilder Beazer Homes USA Inc. continued to lose performance ground despite their proactive moves to improve their balance sheet and subsequent debt upgrade. Similarly, the restructuring moves that Career Education Corp. is undergoing started to get recognized by other investors, while their peer, Strayer Education Inc., sold off during the quarter despite strong growth in their new programs. We saw very poor performance from digital commerce company Evine Live Inc. as that company undergoes yet another round of management and board changes. We decided to sell our position, as we are increasingly concerned that their scale is not large enough to allow them to compete effectively with Amazon.

Materials: Materials, although a small sector for the portfolio, continues to positively impact the Fund. U.S. Concrete, a leading producer of concrete in the U. S., was up significantly for the year. We took partial profits in the name, but continue to hold a meaningful position and believe that U.S. Concrete is well-positioned as pricing and volume fundamentals remain strong and their acquisition strategy continues to pay off. The company has recently seen an increase in analyst coverage as the stock gets discovered. We did see weakness in Globe Specialty Materials Inc. which suffered from lack of coverage as the company completed their merger with Grupo FerroAtlantica. Now that the merger is complete, the company is talking to investors and has increased their guidance for savings from the merger. Analysts are starting to look at this very inexpensive stock, which gives exposure to the growing solar sector. We also saw very poor performance from Senomyx Inc. which sold off sharply following the first commercial launch of their new sweetener. We sold our position late in 2015, as we were concerned that expectations were still too high.

Health Care: The health care sector was a strong performer for the portfolio despite the headwinds from the biotech sector. There are still risks in the sector but the long-term growth drivers for health care are as strong as ever. The biggest contributor to the performance of the fund in the health care sector was Supernus Pharmaceuticals Inc. Supernus rebounded from weak performance in the second half of 2015 as they received favorable rulings in their patent case. Another top contributor was ICON Plc, the manager of outsourcing services to the biopharmaceutical industry. ICON once again exceeded analysts’ earnings expectations. The biopharmaceutical industry is now in a much better condition to invest in research and development of new pharmaceutical drugs and ICON is a significant beneficiary of this trend. We also saw strong performance from newer holdings Amphastar Pharmaceuticals Inc., a specialty pharmaceutical company that is focused on abuse-resistant pain management products, and Axogen Inc., a specialty pharmaceutical company that offers products to repair peripheral nerve damage. We took profits in specialty pharmaceutical players Dyax Corp. and Sucampo Pharmaceuticals. Offsetting these strong performers was weak performance among a number of our micro-cap names including Tandem Diabetes Care Inc., EndoChoice Holdings Inc., Trinity Biotech PLC, Pernix Therapeutics Holdings and Genesis HealthCare Inc. All of these names have market caps less than $400M. We sold EndoChoice, Pernix and Genesis HealthCare as our analysis led us to believe that the weakness was not solely due to market cap but, in fact, was also related to weakening fundamentals, but maintained our positions in the other names.

The health care sector managed a recovery is some areas that was faster than we expected. The dominant sentiment in the second half of the period continued to be the uncertainty about economic growth, especially outside the United States. This uncertainty helped the health care sector — especially the development-stage biotech firms, traditionally viewed as a safe haven during riskier time periods — outperform the overall market in the last month of the period. In the near term, we believe that one of the few certainties will be the increase in volatility. The run-up to the presidential elections will bring increased rhetoric about drug pricing, probably peaking during the Democratic convention in the summer. It is our contention that the issue of drug pricing will be determined by changes within the industry and not by the action, or lack thereof, of government and regulators, but this period of transition in the model of delivery of health care goods and services may be uncertain and volatile. Although the secular drivers, as mentioned above, are as strong as ever, adjustments in valuation multiples may be warranted. Currently, the valuation of the sector is not extended but we expect the valuation sensitivity to increase. Finally, we continue to believe that the biggest risk to the health care sector is a shift in sentiment regarding

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

global economic growth. Our portfolio continues to be focused on our best ideas in the sector that we believe are the best-positioned for dynamic secular growth.

Industrials: Performance for industrials was mixed as the bottoming of several leading economic indicators and increased confidence in the macro recovery was offset by concerns about the rising U.S. Dollar. We underperformed the benchmark for the full year, as our microcap holdings significantly underperformed our large-cap names. We saw solid performance from Knoll Inc., Wageworks Inc. and Primoris Services Corp., all over $1B market cap. In addition, PowerSecure International Inc. had a very strong year as they accepted a takeover proposal from their customer, Southern Company. Offsetting these strong performers was weak performance across the board with our micro-cap names, including Willdan Group Inc., Radiant Logistics Inc., NCI Building Systems Inc., P.A.M. Transportation Services, Hudson Technologies Inc. and CRA International Inc. We sold all of these names except for Willdan Group, Radiant Logistics and P.A.M. Transportation. Radiant and P.A.M. participated in the weakness that we have seen in transports over the period; however, we believe that both names are significantly undervalued as they continue to show solid revenue and earnings growth even in this challenging environment. In addition, neither stock is well covered by Wall Street. Similarly, Willdan Group has suffered from the fact that it is not in the Russell 2000® Growth index, is not well understood and is not well-owned. The stock has recently begun to recover, however, as they have announced new energy efficiency contracts with Puget Sound Energy and Con Edison in New York. We believe that this micro cap company has great potential as a clean energy play.

Energy: The energy sector was the worst performer for the period. Although the Fund’s performance was also weak in absolute terms, we added meaningful value relative to the benchmark through stock selection. As a result, we added value overall, despite maintaining a modest overweight in the group. Oil prices declined in the face of rising U.S. supply, moderating global demand and the impact of the stronger U.S. Dollar. We are focused on domestic suppliers that can benefit from internal production growth even if oil prices remain in their current range. Our smaller-cap energy names, such as Penn Virginia Corp. and U.S. Energy Corp. had a particularly difficult period as low liquidity combined with poor sentiment exaggerated the downward pressure. We sold our position in both firms, as we believe that this environment will continue to be challenging for poorly-capitalized firms. Although Matador Resources Co. was also weak early in the period, this larger-cap name rebounded nicely as oil prices recovered somewhat in the second half of the period. We were able to offset some of the performance pressures from our traditional energy plays with strong relative performances from shipping plays Ardmore Shipping Corp. and Tsakos Energy Navigation Ltd.

Financials: Financials were the only sector to show positive absolute performance during the period as investors rotated to the attractive valuations in this area. We added value with strong stock picking in this sector despite our modest underweight. In particular, our position in regional bank, Banc of California Inc. was discovered during the period with strong price appreciation. The stock is now more fairly valued than it had been and we have trimmed our position, but remain optimistic about their growth prospects as the California real estate market continues to improve. We also saw small positive gains from Evercore Partners Inc. and Argo Group International. This performance was partially offset by weakness in non-index member, AV Homes Inc., a developer of active adult communities. We sold our position in the stock during the period after AV Homes missed their quarter and growth is slowing.

Technology: Technology was home to the worst relative performance for the period. A mixture of a severe drawdown in small-cap software stocks and a risk off market mentality quickly compressed stock price multiples. Although we saw strength in our semiconductor segment with names such as Gigamon Inc. and Oclaro Inc., this strength was more than offset by our weighting in software names. We believe that the sell-off in many of previous winners such as Logmein Inc., Autobytel Inc., Hubspot Inc. and Silver Spring Networks Inc. was a function of profit taking as during the early part of 2016 where, unfortunately, investor enthusiasm did not fully return by the end of the period. However, all of these names have very strong fundamentals that we believe will be more fully recognized as the companies deliver on their growth prospects. We were gratified that investors recognized the strong growth prospects in both long time holding Callidus Software and newer holding Xactly Corp. during the second half of the period; both firms are players in the growing field of on-demand software for sales force management. We also benefitted from the discovery of business consulting firm Hackett Group during the period. We did have some fundamental disappointments in technology where we made changes to the portfolio. In particular, SunEdison (SUNE), a developer of renewable energy systems, was sold during the quarter due to fears of bankruptcy. SUNE was one of our worst performing stocks this quarter, as we underestimated the extent of the liquidity issues the company was facing. In addition, both Infoblox Inc. and Ringcentral Inc. reported on increasing competition when they reported their December quarter results. We chose to sell our positions as their growth outlooks have diminished as a result. In addition, the area of software security came under selling pressure as investors worried about increasing competition and lengthening sales cycles in the space and our holdings in Infoblox Inc. and Barracuda Networks Inc. were not immune. We also saw the same phenomena of microcap names, such as Telenav Inc. and Mattersight Corp. that were not in the Russell 2000® Growth coming under significant selling pressure.

As noted in some of our prior commentary, we believe changes in the technology landscape are becoming faster and more pronounced, and digitization is creating more situations where the

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

winners take all. As Mark Andreessen, a prominent venture capitalist, notes, “software eats the world”, as it continues to develop as a critical element of any management’s technology roadmap. As such, although technology is an area where sentiment and the names can change rapidly, almost all industries are becoming increasingly dependent on technology to drive both sales and productivity and we expect that it will remain an important sector for us for the foreseeable future. The importance of investing in companies that are harnessing technology to drive corporate performance was demonstrated during the quarter by the outperformance of Mitek Systems Inc. Mitek provides document imaging software for banks and retailers. The stock was discovered during the quarter after they signed an agreement with CVS to allow customers to apply for a store-branded credit card simply by taking a picture of their driver’s license. We have been enthusiastic about the technology that Mitek was deploying and were pleased to see other investors begin to recognize their multi-year growth opportunity.

OUTLOOK

The past few quarters have been disappointing for the Fund from a performance standpoint. Much of this has been a result of the underperformance of our micro-cap names, both within and outside of our benchmark, versus the perceived safety of the larger-cap names within the benchmark. In addition, performance has been negatively impacted by the rotation in the market with a quarter of outperformance followed by a quarter of underperformance as the markets swing from sector to sector. We believe that the low level of trading volumes has allowed the quantitative and algorithmic strategies to have an undue influence on the short-term performance, both on a sector and on an individual stock level. Although these strategies are here to stay, we believe that the market is in the process of shifting from a P/E expansion-driven market to a more valuation-sensitive, fundamentally-oriented market and that such a shift would benefit strategies such as ours.

We seek to invest in growth companies that have not yet fully discounted their future growth prospects and to take advantage of the informational inefficiencies that persist in our market cap segment. The market sell-off in the earlier weeks of the 2016 was unwarranted in our view. We do not believe that the U.S. is on the brink of recession, and believe that it will continue to expand slowly. Clearly, there are global stresses that remain an area of vigilance for the investment team. But we continue to find opportunities to own growth companies that are under-followed, under-owned and have the opportunity for better-than-market growth over the coming years. In addition, small caps are the most undervalued relative to large caps seen since the tech bubble, and, in fact, are not far off of 1990 recession lows, which suggest to us that small caps have less valuation risk than large caps. As we have noted in the past, the Essex investment philosophy is rooted in the early identification of growth, deep fundamental research and prudent diversification within our portfolios. As always, we remain steadfast in our commitment to finding growth wherever growth exists.

This commentary reflects the viewpoints of the Essex Investment Management Co., LLC as of May 31, 2016 and is not intended as a forecast or guarantee of future results.

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

[1]  Total return equals income yield plus share

price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2016. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has

waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The performance information for the Fund’s

Investor Class shares for periods prior to December 1, 2012, does not reflect the impact of the front-end and deferred sales charges (loads) that were in effect until December 1, 2012. Additionally, the Fund’s Class C shares converted to Investor Class shares.

[4]  The Fund is subject to risks associated with

investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]  The Fund invests in growth stocks, which may

be more sensitive to market movements because their prices tend to reflect investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]  The Fund is subject to the special risks

associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information and reliance on a limited number of products.

[7]  Investments in international securities are

subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[8]  The Russell 2000® Growth Index measures the

performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of the London Stock Exchange Group Companies.

Not FDIC insured, nor bank guaranteed. May lose value.

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the Fund’s Investor Class on May 31, 2006, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.
The table below shows the average annual total returns for the AMG Managers Essex Small/Micro Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended May 31, 2016.
Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Essex Small/Micro Cap Growth Fund [2,3,4,5,6,7]
Investor Class	(14.54)%	6.95%	4.64%
Russell 2000® Growth Index[8]	(9.13)%	8.15%	7.20%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

AMG Managers Essex Small/Micro Cap Growth Fund
Fund Snapshots (unaudited)
May 31, 2016

PORTFOLIO BREAKDOWN

	AMG Managers	Russell
	Essex Small/Micro	2000®
Sector	Cap Growth Fund*	Growth Index

Information Technology	34.0%	25.3%

Health Care	20.9%	24.9%

Consumer Discretionary	13.9%	17.2%

Industrials	13.0%	14.1%

Financials	5.1%	8.4%

Materials	3.9%	4.5%

Energy	3.5%	1.2%

Consumer Staples	3.2%	3.4%

Telecommunication Services	0.0%	0.9%

Utilities	0.0%	0.1%

Other Assets and Liabilities	2.5%	0.0%

*As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets

Cavco Industries, Inc.	1.8%

LSI Industries, Inc.**	1.7

Silver Spring Networks, Inc.	1.7

Mitek Systems, Inc.	1.7

PFSweb, Inc.**	1.6

Banc of California, Inc.	1.6

LogMeln, Inc.**	1.6

Supernus Pharmaceuticals, Inc.**	1.6

Nautilus, Inc.**	1.5

Callidus Software, Inc.	1.5

Top Ten as a Group	16.3%

**Top Ten Holdings as of November 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Essex Small/Micro Cap Growth Fund
Schedule of Portfolio Investments
May 31, 2016

	Shares	Value		Shares	Value
Common Stocks - 97.5%			Cutera, Inc.*	29,279	$306,844

Consumer Discretionary - 13.9%			DexCom, Inc.*	4,011	258,669

Beazer Homes USA, Inc.*,1	18,089	$141,999	Greatbatch, Inc.*	7,648	241,371

Big 5 Sporting Goods Corp.	22,229	186,279	Harvard Bioscience, Inc.*	71,473	260,877

Big Lots, Inc.[1]	6,416	335,557	ICON PLC*	4,080	287,395

Callaway Golf Co.	31,367	315,552	InfuSystem Holdings, Inc.*	37,611	113,961

Career Education Corp.*	55,549	326,628	Insulet Corp.*	7,979	239,530

Cavco Industries, Inc.*	4,917	488,357	NanoString Technologies, Inc.*	16,728	227,166

Cherokee, Inc.*,1	19,749	278,658	Nuvectra Corp.*,1	2,421	21,789

Destination XL Group, Inc.*,1	50,557	236,607	NxStage Medical, Inc.*	13,880	262,332

Five Below, Inc.*,1	7,879	329,815	Pacific Biosciences of California, Inc.*	20,669	199,249

Nautilus, Inc.*	19,632	405,008	Supernus Pharmaceuticals, Inc.*	21,241	414,412

Strattec Security Corp.	2,245	103,854	Tandem Diabetes Care, Inc.*,1	25,904	169,671

Strayer Education, Inc.*	5,653	272,305	Teligent, Inc.*	26,490	158,675

Tenneco, Inc.*	5,606	301,154	Trinity Biotech PLC, Sponsored ADR*	18,888	218,345

Total Consumer Discretionary		3,721,773	Vocera Communications, Inc.*	28,137	324,982

Consumer Staples - 3.2%			Total Health Care		5,585,921

Central Garden and Pet Co., Class A*	15,406	280,851	Industrials - 13.0%

The Hain Celestial Group, Inc.*	4,384	216,745	Builders FirstSource, Inc.*	21,555	253,487

PURE Bioscience, Inc.*	130,148	139,258	Gencor Industries, Inc.*	20,156	299,518

SunOpta, Inc.*	48,511	219,270	Knoll, Inc.	15,593	387,018

Total Consumer Staples		856,124	Korn/Ferry International	11,945	344,613

Energy - 3.5%			LSI Industries, Inc.	41,092	458,176

Alon USA Energy, Inc.[1]	20,387	153,922	Manitex International, Inc.*	27,049	189,343

Ardmore Shipping Corp.[1]	29,479	279,461	PAM Transportation Services, Inc.*	9,224	189,922

Matador Resources Co.*,1	13,660	310,355	Patrick Industries, Inc.*	5,821	311,016

Tsakos Energy Navigation, Ltd.	30,447	196,992	Primoris Services Corp.	12,178	262,071

Total Energy		940,730	Radiant Logistics, Inc.*	37,290	122,311

Financials - 5.1%			Sterling Construction Co., Inc.*	27,290	137,815

Atlas Financial Holdings, Inc.*	17,198	309,392	WageWorks, Inc.*	5,444	305,136

Banc of California, Inc.	21,764	436,586	Willdan Group, Inc.*	21,814	217,268

Evercore Partners, Inc., Class A	5,565	289,380	Total Industrials		3,477,694

Stewart Information Services Corp.	8,515	316,928	Information Technology - 34.0%

Total Financials		1,352,286	A10 Networks, Inc.*	42,303	273,277

Health Care - 20.9%			Applied Micro Circuits Corp.*	41,656	274,097

Acadia Healthcare Co., Inc.*,1	6,410	377,357	Autobytel, Inc.*	15,636	224,064

Amphastar Pharmaceuticals, Inc.*,1	21,107	332,013	Brightcove, Inc.*,1	45,542	305,131

AtriCure, Inc.*	20,503	297,089	Callidus Software, Inc.*	21,668	402,158

AxoGen, Inc.*	57,387	319,072	Carbonite, Inc.*	14,497	133,952

BioTelemetry, Inc.*	19,054	331,921	Cardtronics, Inc.*	10,164	399,344

Cardiovascular Systems, Inc.*,1	13,215	223,201	ChannelAdvisor Corp.*	22,025	273,110

The accompanying notes are an integral part of these financial statements.

AMG Managers Essex Small/Micro Cap Growth Fund
Schedule of Portfolio Investments (continued)

	Shares	Value	Principal Amount	Value

Information Technology - 34.0% (continued)

Criteo, S.A., Sponsored ADR*	6,609	$296,546	Short-Term Investments - 10.5%

DSP Group, Inc.*	31,458	329,365	Repurchase Agreements - 7.7%[3]

Everyday Health, Inc.*	47,912	322,448

Cantor Fitzgerald Securities, Inc., dated 05/31/16, due 06/01/16, 0.340%, total to be received $1,000,009 (collateralized by various U.S. Government Obligations, 0.000% - 10.500%, 06/15/16 - 04/20/66, totaling $1,020,000)

Gigamon, Inc.*	10,886	339,099
The Hackett Group, Inc.	24,794	362,488
HubSpot, Inc.*	6,044	288,662
Lionbridge Technologies, Inc.*	43,284	188,285
LogMeln, Inc.*,1	7,041	431,402	$1,000,000	$1,000,000
Lumentum Holdings, Inc.*	10,196	258,367

Credit Suisse Securities (USA) LLC, dated 05/31/16, due 06/01/16, 0.290%, total to be received $48,133 (collateralized by various U.S. Government Agency Obligations, 0.750% - 3.875%, 01/15/29 - 02/15/46, totaling $49,096)

Mitek Systems, Inc.*	48,969	445,128
MobileIron, Inc.*	75,226	248,246
Model N, Inc.*	25,961	319,320
Novanta, Inc.*	21,836	334,309
Oclaro, Inc.*	58,315	292,158	48,133	48,133
PFSweb, Inc.*	35,035	437,062

Nomura Securities International, Inc., dated 05/31/16, due 06/01/16, 0.310%, total to be received $1,000,009 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 09/28/16 - 03/20/66, totaling $1,020,000)

Proofpoint, Inc.*,1	4,902	287,355
Silver Spring Networks, Inc.*	34,372	448,555
Telenav, Inc.*	46,634	217,314
TubeMogul, Inc.*	24,373	302,469
USA Technologies, Inc.*	65,602	288,649	1,000,000	1,000,000
Xactly Corp.*	38,190	376,553	Total Repurchase Agreements	2,048,133
Total Information Technology		9,098,913	Shares
Materials - 3.9%			Other Investment Companies - 2.8%[4]
Boise Cascade Co.*	11,813	271,227	Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.37%
Codexis, Inc.*	64,644	245,647	749,589	749,589
Ferroglobe PLC	18,868	172,076	Total Short-Term Investments (cost $2,797,722)
U.S. Concrete, Inc.*,1	5,517	353,860		2,797,722
Total Materials		1,042,810	Total Investments - 108.0% (cost $24,714,265)
Total Common Stocks (cost $21,916,543)				28,874,082
		26,076,251	Other Assets, less Liabilities - (8.0)%	(2,139,780)
Rights - 0.0%#			Net Assets - 100.0%	$26,734,302
DYAX Corp.*,2
(cost $0)	10,896	109

The accompanying notes are an integral part of these financial statements.

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $24,777,052 for federal income tax purposes at May 31, 2016, the aggregate gross unrealized appreciation and depreciation were $5,843,055 and $1,746,025, respectively, resulting in net unrealized appreciation of investments of $4,097,030.

*	Non-income producing security.

#	Less than 0.05%

[1]	Some or all of these securities, amounting to a market value of $2,000,600, or 7.5% of net assets, were out on loan to various brokers.

[2]	This security is restricted and not available for re-sale. The security was received as part of a corporate action on January 22, 2016.

[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[4]	Yield shown represents the May 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of May 31, 2016: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets	Significant Other	Significant
	for Identical Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$26,076,251	—	—	$26,076,251

Rights	—	—	$109	109

Short-Term Investments

Repurchase Agreements	—	$2,048,133	—	2,048,133

Other Investment Companies	749,589	—	—	749,589

Total Investments in Securities	$26,825,840	$2,048,133	$109	$28,874,082

†	All common stocks held in the Fund are level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of May 31, 2016, the Fund had no transfers between levels from the beginning of the reporting period.

At May 31, 2016, the Level 3 security are Rights received as a result of a corporate action.

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
May 31, 2016

Assets:

Investments at value* (including securities on loan valued at $2,000,600)	$28,874,082

Receivable for investments sold	274,039

Receivable for Fund shares sold	18,284

Dividends, interest and other receivables	8,643

Receivable from affiliate	4,667

Prepaid expenses	1,168

Total assets	29,180,883

Liabilities:

Payable upon return of securities loaned	2,048,133

Payable for investments purchased	266,356

Payable for Fund shares repurchased	60,185

Accrued expenses:

Investment advisory and management fees	22,161

Distribution fees	5,540

Trustees fees and expenses	1,183

Other	43,023

Total liabilities	2,446,581

Net Assets	$26,734,302

Net Assets Represent:

Paid-in capital	$23,023,472

Accumulated net investment loss	(106,675)

Accumulated net realized loss from investments	(342,312)

Net unrealized appreciation of investments	4,159,817

Net Assets	$26,734,302

Shares outstanding	1,224,076

Net asset value, offering and redemption price per share	$21.84

* Investments at cost	$24,714,265

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the fiscal year ended May 31, 2016

Investment Income:

Dividend income	$168,886[1]

Securities lending income	10,240

Total investment income	179,126

Expenses:

Investment advisory and management fees	319,866

Distribution fees	79,966

Professional fees	33,790

Report to shareholders	29,934

Registration fees	19,840

Transfer agent fees	9,608

Custodian fees	6,941

Trustees fees and expenses	2,502

Miscellaneous	1,646

Total expenses before offsets	504,093

Expense reimbursements	(27,418)

Net expenses	476,675

Net investment loss	(297,549)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	895,502

Net change in unrealized appreciation (depreciation) of investments	(5,995,052)

Net realized and unrealized loss	(5,099,550)

Net decrease in net assets resulting from operations	$(5,397,099)

1 Includes non-recurring dividends of $21,573.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
For the fiscal years ended May 31,

	2016	2015

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment loss	$(297,549)	$(364,163)

Net realized gain on investments	895,502	3,137,528

Net change in unrealized appreciation (depreciation) of investments	(5,995,052)	2,610,197

Net increase (decrease) in net assets resulting from operations	(5,397,099)	5,383,562

Distributions to Shareholders:

From net realized gain on investments	(3,190,342)	(3,029,346)

Capital Share Transactions:

Proceeds from sale of shares	6,216,624	7,173,147

Reinvestment of distributions	2,473,854	2,714,406

Cost of shares repurchased	(10,133,219)	(17,286,301)

Net decrease from capital share transactions	(1,442,741)	(7,398,748)

Total decrease in net assets	(10,030,182)	(5,044,532)

Net Assets:

Beginning of year	36,764,484	41,809,016

End of year	$26,734,302	$36,764,484

End of year accumulated net investment loss	$(106,675)	$(171,605)

Capital Share Transactions:

Sale of shares	246,939	261,327

Reinvested shares from distributions	106,448	100,163

Shares repurchased	(426,933)	(627,907)

Net decrease in shares	(73,546)	(266,417)

The accompanying notes are an integral part of these financial statements.

AMG Managers Essex Small/Micro Cap Growth Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,
Investor Class	2016	2015	2014		2013*		2012

Net Asset Value, Beginning of Year	$28.33	$26.73	$23.42		$17.72		$20.97

Income from Investment Operations:

Net investment loss[1,2]	(0.23)[9]	(0.27)[8]	(0.28)[7]		(0.15)[4]		(0.19)

Net realized and unrealized gain (loss) on investments	(3.74)	4.20	6.85		5.85		(3.06)

Total from investment operations	(3.97)	3.93	6.57		5.70		(3.25)

Distributions to Shareholders from:

Net realized gain on investments	(2.52)	(2.33)	(3.26)		—		—

Net Asset Value, End of Year	$21.84	$28.33	$26.73		$23.42		$17.72

Total Return[2]	(14.54)%	15.11%	27.35%		32.17%		(15.50)%[5]

Ratio of net expenses to average net assets (with offsets/reductions)	1.49%	1.49%	1.50%[5]		1.50%[6]		1.45%

Ratio of expenses to average net assets (with offsets)	1.49%	1.49%	1.50%[5]		1.50%[6]		1.45%

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.58%	1.54%	1.50%[5]		1.51%[6]		1.45%

Ratio of net investment loss to average net assets[2]	(0.93)%	(0.96)%	(1.00)%	[5]	(0.76)%	[6]	(1.05)%

Portfolio turnover	66%	67%	130%		77%		74%

Net assets at end of year (000’s omitted)	$26,734	$36,764	$41,809		$25,845		$77,030

Notes to Financial Highlights

*	Effective December 1, 2012, all Class A shares were renamed Investor Class shares and Class C shares converted to Investor Class shares.

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.17).

[5]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.

[6]	Includes non-routine extraordinary expenses amounting to 0.009% of average net assets.

[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.30).

[8]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.29).

[9]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.25).

Notes to Financial Statements
May 31, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the AMG Managers Essex Small/Micro Cap Growth Fund (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances.

When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to the Fund. For the fiscal year ended May 31, 2016, the Fund’s custodian expense was not reduced.

Overdrafts fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended May 31, 2016, overdraft fees for the Fund equaled $76.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The permanent differences are due to net operating losses. The temporary differences are due to differing treatments for losses deferred due to excise tax regulations and wash sales.

The tax character of distributions paid during the fiscal years ended May 31, 2016 and May 31, 2015 were as follows:

Distributions paid from:	2016	2015

Ordinary income	—	—

Short-term capital gains	—	—

Long-term capital gains	$3,190,342	$3,029,346

	$3,190,342	$3,029,346

As of May 31, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—

Undistributed ordinary income	—

Undistributed short-term capital gains	—

Undistributed long-term capital gains	—

Late year loss deferral	$(386,200)

e. FEDERAL TAXES

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of May 31, 2016, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is

Notes to Financial Statements (continued)

required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of May 31, 2016, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended May 31, 2017, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At May 31, 2016, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Fund as follows: one owns 12%. Transactions by these shareholders may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Additionally, the Fund may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM.

At May 31, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding was $2,048,133.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as Investment Manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisors for the Fund (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended May 31, 2016, the Fund paid an investment management fee at the annual rate of 1.00% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least October 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 1.49% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the Investment Manager of the Fund or a successor fund, by mutual agreement of the Investment Manager and the AMG Funds’ Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s respective contractual expense limitation amount. For the fiscal year ended May 31, 2016, the Fund’s expiration of reimbursement is as follows:

Expiration Period

Less than 1 year	$1,977

Within 2 years	20,776

Within 3 years	27,418

Total Amount Subject to Reimbursement	$50,171

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of

Notes to Financial Statements (continued)

the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class shares.

The Board provides supervision of the affairs of the Trust, other Trusts within the AMG Funds family and other affiliated funds. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended May 31, 2016, the Fund neither borrowed from nor lent to other Funds in the AMG Funds family.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the fiscal year ended May 31, 2016, were $20,565,855 and $25,594,093, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At May 31, 2016, the value of the securities loaned and cash collateral received was $2,000,600 and $2,048,133, respectively.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

Notes to Financial Statements (continued)

The following table is a summary of the Fund’s open repurchase agreements that are subject to a master netting agreement as of May 31, 2016:

		Gross Amount Not Offset In the
		Statement of Assets and Liabilities
	Net Amounts of Assets
	Presented in the Statement of	Financial Instruments
	Assets and Liabilities	Collateral	Cash Collateral Received	Net Amount

Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—

Credit Suisse Securities (USA) LLC	48,133	48,133	—	—

Nomura Securities International, Inc.	1,000,000	1,000,000	—	—

Totals	$2,048,133	$2,048,133	—	—

7. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

TAX INFORMATION (unaudited)

The AMG Managers Essex Small/Micro Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015 Form 1099-DIV you received for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Essex Small/Micro Cap Growth Fund hereby designates $3,190,342 as a capital gain distribution with respect to the taxable fiscal year ended May 31, 2016, or if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG MANAGERS ESSEX SMALL/MICRO CAP GROWTH FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Managers Essex Small/ Micro Cap Growth Fund (the “Fund”) at May 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 21, 2016

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds
Overseen in Fund Complex		Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
●	Trustee since 2012	Bruce B. Bingham, 67
●	Oversees 72 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).
●	Independent Chairman	William E. Chapman, II, 74
● ●	Trustee since 1999 Oversees 72 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).
●	Trustee since 1999	Edward J. Kaier, 70
●	Oversees 72 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).
●	Trustee since 2013	Kurt A. Keilhacker, 52
●	Oversees 74 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).
●	Trustee since 2004	Steven J. Paggioli, 66
●	Oversees 72 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).
●	Trustee since 2013	Richard F. Powers III, 70
●	Oversees 72 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).
●	Trustee since 1999	Eric Rakowski, 58
●	Oversees 74 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).
●	Trustee since 2013	Victoria L. Sassine, 50
●	Oversees 74 Funds in Fund Complex	Lecturer, Babson College (2007 – Present).
●	Trustee since 2004	Thomas R. Schneeweis, 69
●	Oversees 72 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

AMG Funds
Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen		Name, Age, Principal Occupation(s) During Past 5 Years
in Fund Complex		and Other Directorships Held by Trustee
●	Trustee since 2011	Christine C. Carsman, 64
●	Oversees 74 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund
and Length of Time Served		Name, Age, Principal Occupation(s) During Past 5 Years
●	President since 2014	Jeffrey T. Cerutti, 48
● ●	Principal Executive Officer since 2014 Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016-Present); Chief Executive Officer, President and Principal Executive Officer, Aston Funds (2015-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).
●	Chief Operating Officer	Keitha L. Kinne, 58
	since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016-Present); Chief Operating Officer, Aston Funds (2016-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
●	Secretary since 2015	Mark J. Duggan, 51
●	Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, Aston Funds (2015-Present); Attorney, K&L Gates, LLP (2009-2015).
●	Chief Financial Officer	Donald S. Rumery, 58
● ●	since 2007 Treasurer since 1999 Principal Financial Officer since 2008	Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, Aston Funds (2016-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).
●	Assistant Treasurer	John C. Ball, 40
	since 2014	Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Assistant Treasurer, Aston Funds (2016-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).
●	Chief Compliance Officer	Gerald F. Dillenburg, 49
	since 2016	Chief Compliance Officer, Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, Aston Funds (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, Aston Funds (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Operating Officer, Aston Funds (2003-2016).
●	Anti-Money Laundering	Patrick J. Spellman, 42
	Compliance Officer since 2014	Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Compliance Officer, Aston Funds (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).
●	Assistant Secretary	Maureen A. Meredith, 31
	since 2016	Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Assistant Secretary, Aston Funds (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).
●	Assistant Secretary	Diana M. Podgorny, 36
	since 2016	Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Assistant Secretary, Aston Funds (2016-Present); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

INVESTMENT MANAGER AND ADMINISTRATOR	TRANSFER AGENT

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at www.amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

BNY Mellon Investment Servicing (US) Inc.
AMG Funds LLC	Attn: AMG Funds
600 Steamboat Road, Suite 300	P.O. Box 9769
Greenwich, CT 06830	Providence, RI 02940
(800) 835-3879	(800) 548-4539

DISTRIBUTOR	FOR MANAGERSCHOICETM ONLY
AMG Distributors, Inc.	AMG Funds
600 Steamboat Road, Suite 300 Greenwich, CT 06830	c/o BNY Mellon Investment Servicing (US) Inc.
(800) 835-3879	P.O. Box 9847
SUBADVISOR	Providence, Rhode Island 02940-8047 (800) 358-7668
Essex Investment Management Co., LLC
125 High Street, 29th Floor
Boston, MA 02110

CUSTODIAN
The Bank of New York Mellon
2 Hanson Place
Brooklyn, NY 11217

LEGAL COUNSEL
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA 02199-3600

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners
Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small
Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company,
LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International
Equity

AMG Renaissance Large Cap
Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

AMG SouthernSun Global Opportunities

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International
Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging
Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro
Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AR015-0516	www.amgfunds.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2016	Fiscal 2015
AMG Managers Essex Small/Micro Cap Growth Fund	$24,214	$16,917

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2016	Fiscal 2015
AMG Managers Essex Small/Micro Cap Growth Fund	$7,225	$6,985

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2016 and $0 for fiscal 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2016 and 2015 for non-audit services rendered to the Funds and Fund Service Providers were $73,225 and $102,553, respectively. For the fiscal year ended May 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,00 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended May 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $95,568 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.  SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a)                  The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form
N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)                  There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS
(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS
By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	August 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	August 4, 2016

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	August 4, 2016